File Nos. 33-66088
                                                                        811-7878
                                   Washington, D.C. 20549

                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [_]

      Post-Effective Amendment No. 15                                   [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

      Amendment No. 15                                                  [X]

                        (Check appropriate box or boxes.)

                        Dreyfus LifeTime Portfolios, Inc.
               (Exact Name of Registrant as Specified in Charter)


            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----
       X    on February 1, 2004 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      pursuant to paragraph (a)(i)
               ---------------
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
               ---------------
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----


Dreyfus  LifeTime Portfolios, Inc.

A series of asset management portfolios for a range of investor needs


PROSPECTUS February 1, 2004


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY (SM)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Portfolios
--------------------------------------------------------------------------------

Introduction                                                               1

Income Portfolio                                                           2

Growth and Income Portfolio                                                7

Growth Portfolio                                                          12

Management                                                                17

Financial Highlights                                                      18

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          24

Distributions and Taxes                                                   27

Services for Fund Investors                                               28

Instructions for Regular Accounts                                         29

Instructions for IRAs                                                     31

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.

The Portfolios


[Exhibit A]

Typical portfolio allocations

MORE CONSERVATIVE

Cash 10.0%

Bonds  67.5%

Stocks  22.5%

INCOME PORTFOLIO

Stocks  50%

Bonds  50%

GROWTH AND INCOME PORTFOLIO

Stocks  80%

Bonds 20%

GROWTH PORTFOLIO

MORE AGGRESSIVE



INTRODUCTION

Dreyfus LifeTime Portfolios, Inc. consists of three separate portfolios offering a range of investment approaches: from more conservative to moderate to more aggressive.

While all of the portfolios typically invest in stocks and bonds, each one allocates its assets among those investments in a distinct way. The portfolios use the allocations shown at left as a point of reference in making their management decisions. The actual makeup of each portfolio will vary over time, as the portfolio manager adjusts the asset mix in an effort to take advantage of misvaluations.

In deciding when and how much of a portfolio's assets to shift among asset classes, the portfolio manager uses proprietary computer models to assess the relative value of stock and bond prices across different markets.

In selecting securities for each portfolio, the manager attempts to approximate the investment characteristics of designated benchmark indexes with respect to each asset class, but with expected returns that exceed the benchmark. The portfolio manager may actively select stocks or bonds after considering variables including price/earnings ratios, interest rate levels and the yield curve slope. To efficiently maintain exposure to selected asset class benchmarks, the portfolios also may use futures contracts as a substitute for holding the securities that make up the relevant benchmark index.

In choosing among the portfolios, your decision may depend on your goals, time frame and risk tolerance. All portfolios offer a diversified investment mix and the asset allocation expertise of a professional portfolio manager.


Introduction


(PAGE 1)

                                                            Income Portfolio
                                 -------------------------------------------
                                Ticker Symbols:        Investor shares DLIXX
                                                     Restricted shares DLIRX

GOAL/APPROACH

The portfolio seeks maximum current income. Capital appreciation is a secondary goal. To pursue these goals, the portfolio typically invests in a mix of bonds, stocks and money market instruments, all of which are U.S. securities. Normally, the portfolio's asset mix is approximately 67.5% in investment grade bonds (or the unrated equivalent as determined by Dreyfus), 22.5% in stocks of large companies (those whose total market value is more than $1.4 billion) and 10% in cash.

The portfolio manager selects securities from each asset class for the portfolio which, in the aggregate, have approximately the same investment characteristics as those of the Lehman Brothers Intermediate Government/Credit Index for the portfolio's bond investments and the S&P 500((reg.tm)) Index for its stock investments, with expected returns equal to or better than that of the benchmark index. The Lehman Brothers Intermediate Government/Credit Index is composed of approximately 5,000 fixed-income securities, including investment grade corporate bonds and U.S. government securities, with average outstanding market values of more than $600 million and maturities of less than 10 years and greater than one year. The S&P 500 Index is composed of 500 stocks, most of which are large-cap stocks listed on the New York Stock Exchange. The portfolio may invest directly in securities comprising the relevant index or use derivatives whose performance is tied to the benchmark index.

The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to manage interest rate risk, to increase returns, or as part of a hedging strategy. The portfolio manager anticipates using derivatives primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class.

Concepts to understand

BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of AAA or Aaa (highly unlikely to default) through a low of D (companies already in default).

INVESTMENT GRADE BONDS: bonds rated BBB or Baa or above by nationally recognized rating agencies are considered investment grade.




(PAGE 2)

MAIN RISKS

The portfolio's principal risks are discussed below. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. The portfolio's performance may be lower than that of stock-oriented investments during periods when stocks outperform bonds. The value of your investment in the portfolio will fluctuate, which means you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the portfolio's share price. The longer the portfolio's effective maturity and duration, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the portfolio might have to reinvest the proceeds in an investment offering a lower yield.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the portfolio's share price.

* MARKET RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the portfolio's share price may fall dramatically.


* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates). A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.


Income Portfolio       3



(PAGE 3)

INCOME PORTFOLIO -- MAIN RISKS (CONTINUED)


* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the portfolio would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objectives.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the portfolio's after-tax performance.

Stocks, while typically a smaller portion of the portfolio, tend to be more volatile than bonds. The portfolio's stock investments could cause sudden drops in share price or contribute to long-term underperformance.


(PAGE 4)


PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total returns for each share class to those of the Lehman Brothers Intermediate Government/Credit Index, a widely recognized unmanaged index of bond market performance, and a customized blended index* prepared by Dreyfus. All returns assume reinvestment of dividends and distributions. Performance for each share class will vary from the performance of the portfolio's other share class due to differences in expenses. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for Investor shares. After-tax performance of the portfolio's Restricted shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES


                 6.84   11.85   11.74    3.78    4.21    2.82   -0.10    7.70
   94      95      96      97      98      99      00      01      02      03


BEST QUARTER:                    Q2 '97                        +5.78%

WORST QUARTER:                   Q2 '02                        -1.05%


Average annual total returns AS OF 12/31/03

                                                                                                                   Since
                                                                                                                 inception
                                                            1 Year                     5 Years                   (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES
RETURNS BEFORE TAXES                                         7.70%                      3.65%                      6.85%

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             6.57%                      1.88%                      4.42%

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF PORTFOLIO SHARES                                     5.00%                      2.03%                      4.41%

RESTRICTED SHARES
RETURNS BEFORE TAXES                                         8.15%                      4.02%                      7.17%

LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/CREDIT
INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      4.31%                      6.65%                      7.32%

CUSTOMIZED
BLENDED INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      9.48%                      5.17%                      8.34%


*     THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
      INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S
      INVESTMENT IN STOCKS AND BONDS.


What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

Income Portfolio





(PAGE 5)

INCOME PORTFOLIO (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  Investor       Restricted
                                                   shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                      0.60%             0.60%

Shareholder services fee                            0.25%              none


Other expenses                                      0.34%             0.11%
--------------------------------------------------------------------------------

TOTAL                                               1.19%             0.71%
--------------------------------------------------------------------------------



Expense example

                                                 1 Year              3 Years               5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                   $121                $378                  $654                 $1,443

RESTRICTED SHARES                                 $73                 $227                  $395                 $883



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

6





(PAGE 6)

                                                   Growth and Income Portfolio
                                   -------------------------------------------
                                  Ticker Symbols:        Investor shares DGIIX
                                                       Restricted shares DGIRX

GOAL/APPROACH

The portfolio seeks maximum total return (capital appreciation plus current income). To pursue this goal, the portfolio typically invests in a mix of stocks and bonds. The portfolio's typical asset mix is 50% in stocks and 50% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%. The portfolio may invest up to 15% of its net assets in foreign securities.

In allocating assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class using a model which analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.

The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500((reg.tm)). The small-cap and foreign equity components and, typically, the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

*      small-cap equity -- Russell 2000 Index

*      foreign equity -- Morgan Stanley EAFE Inde

*      domestic bond -- Lehman Brothers
                        Intermediate
                        Government/Credit Index

*      foreign bond -- J.P. Morgan Non-U.S.
                       Government Bond Index

The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to manage interest rate risk, to increase returns, or as part of a hedging strategy. The portfolio manager anticipates using derivatives primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class.

Concepts to understand

GROWTH AND INCOME INVESTING: a management style that seeks some long-term growth, but also includes income-producing investments such as bonds. Bond investments tend to reduce the portfolio's volatility in several ways: their market movements can at times offset those of stocks, their income stream adds to performance throughout the market cycle, and they tend to be less risky than stocks.

Growth and Income Portfolio       7



(PAGE 7)

GROWTH AND INCOME PORTFOLIO (CONTINUED)

MAIN RISKS

The portfolio's principal risks are discussed below. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio's performance may be hurt. The value of your investment in the portfolio will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.


* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

The portfolio's investments in stocks also are subject to the following principal risks:

* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.


8



(PAGE 8)

* GROWTH AND VALUE STOCK RISK. By investing in a mix of growth and value companies, the portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* IPO RISK. The portfolio may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The portfolio's investments in bonds also are subject to the following principal risks:

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the portfolio's share price. The longer the effective maturity and duration of the bond portion of the portfolio, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the portfolio's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.


Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the portfolio would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the portfolio's after-tax performance.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Growth and Income Portfolio       9

(PAGE 9)


GROWTH AND INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total returns for each share class to those of the S&P 500, a widely recognized unmanaged index of stock market performance, and a customized blended index* prepared by Dreyfus. All returns assume reinvestment of dividends and distributions. Performance for each share class will vary from the performance of the portfolio's other share class due to differences in expenses. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for Investor shares. After-tax performance of the portfolio's Restricted shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES


                16.54   20.42   17.47    6.74    0.60   -4.97  -12.12   19.83
   94      95      96      97      98      99      00      01      02      03



BEST QUARTER:                    Q4 '98                       +12.32%

WORST QUARTER:                   Q3 '02                        -9.58%


Average annual total returns AS OF 12/31/03

                                                                                                                   Since
                                                                                                                 inception
                                                            1 Year                     5 Years                   (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES
RETURNS BEFORE TAXES                                        19.83%                      1.45%                      8.92%

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            19.26%                     -0.08%                      6.73%

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF PORTFOLIO SHARES                                    12.99%                      0.33%                      6.48%

RESTRICTED SHARES
RETURNS BEFORE TAXES                                        20.36%                      1.82%                      9.07%

S&P 500
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     28.67%                     -0.57%                     11.38%

CUSTOMIZED
BLENDED INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     17.43%                      4.27%                      9.60%


*     THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
      INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S
      INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.

What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






(PAGE 10)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  Investor       Restricted
                                                   shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                      0.75%             0.75%

Shareholder services fee                            0.25%              none


Other expenses                                      0.28%             0.06%
--------------------------------------------------------------------------------

TOTAL                                               1.28%             0.81%
--------------------------------------------------------------------------------



Expense example

                                               1 Year              3 Years               5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                  $130                $406                  $702                  $1,545

RESTRICTED SHARES                                 $83                $259                  $450                  $1,002



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

Growth and Income Portfolio       11





(PAGE 11)

                                                            Growth Portfolio
                                 -------------------------------------------
                                Ticker Symbols:        Investor shares DLGIX
                                                     Restricted shares DLGRX

GOAL/APPROACH

The portfolio seeks capital appreciation. To pursue this goal, the portfolio typically invests in a mix of stocks and investment grade bonds (including the unrated equivalent as determined by Dreyfus). The portfolio's typical asset mix is 80% in stocks and 20% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). However, depending on market and economic conditions, the portfolio's actual mix of stocks to bonds could range to 65% of its assets in stocks and 35% of its assets in bonds. The portfolio may invest up to 25% of its net assets in foreign securities.

In allocating assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class using a model which analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.


The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500. The small-cap and foreign equity components and, typically, the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

*    small-cap equity -- Russell 2000 Index

*    foreign equity -- Morgan Stanley EAFE Inde

*    domestic bond -- Lehman Brothers
                      Intermediate Government/Credit Index

*    foreign bond -- J.P. Morgan Non-U.S.
                     Government Bond Index

The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to manage interest rate risk, to increase returns, or as part of a hedging strategy. The portfolio manager anticipates using derivatives primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class.

Concepts to understand

LARGE COMPANIES: established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.




(PAGE 12)

MAIN RISKS

The portfolio's principal risks are discussed below. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio's performance will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio's performance may be hurt. The portfolio's performance may be lower than that of more bond-oriented investments during periods when bonds outperform stocks. The value of your investment in the portfolio will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.


The portfolio's investments in stocks also are subject to the following principal risks:


* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* GROWTH AND VALUE STOCK RISK. By investing in a mix of growth and value companies, the portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion


Growth Portfolio



(PAGE 13)

GROWTH PORTFOLIO -- MAIN RISKS (CONTINUED)

stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* IPO RISK. The portfolio may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.


The portfolio's investments in bonds also are subject to the following principal risks:

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the portfolio's share price. The longer the effective maturity and duration of the bond portion of the portfolio, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the portfolio's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.


Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the portfolio would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the portfolio's after-tax performance.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.


(PAGE 14)


PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total returns for each share class to those of the S&P 500, a widely recognized unmanaged index of stock market performance, and a customized blended index* prepared by Dreyfus. All returns assume reinvestment of dividends and distributions. Performance for each share class will vary from the performance of the portfolio's other share class due to differences in expenses. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for Investor shares. After-tax performance of the portfolio's Restricted shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES


                21.30   26.98   20.94   14.33   -5.78  -12.40  -22.84   28.44
   94      95      96      97      98      99      00      01      02      03


BEST QUARTER:                    Q4 '98                       +18.43%

WORST QUARTER:                   Q3 '02                       -17.37%


Average annual total returns AS OF 12/31/03

                                                                                                                   Since
                                                                                                                 inception
                                                            1 Year                     5 Years                   (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES
RETURNS BEFORE TAXES                                        28.44%                     -1.33%                      9.26%

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            28.39%                     -2.67%                      6.63%

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF PORTFOLIO SHARES                                    18.54%                     -1.81%                      6.67%

RESTRICTED SHARES
RETURNS BEFORE TAXES                                        29.03%                     -0.96%                      9.59%

S&P 500
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      28.67%                    -0.57%                     11.38%

CUSTOMIZED
BLENDED INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      21.85%                     2.31%                     10.25%


*     THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
      INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S
      INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.

What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

Growth Portfolio





(PAGE 15)

GROWTH PORTFOLIO (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  Investor       Restricted
                                                   shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                      0.75%             0.75%

Shareholder services fee                            0.25%              none


Other expenses                                      0.37%             0.16%
--------------------------------------------------------------------------------

TOTAL                                               1.37%             0.91%
--------------------------------------------------------------------------------



Expense example

                                                1 Year              3 Years               5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                  $139               $434                  $750                  $1,646

RESTRICTED SHARES                                $93                $290                  $504                  $1,120



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the portfolio's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.



(PAGE 16)

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at an annual rate of 0.60% of the Income Portfolio's average daily net assets, 0.75% of the Growth and Income Portfolio's average daily net assets, and 0.75% of the Growth Portfolio's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


Dreyfus has engaged its affiliate, Mellon Equity Associates, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each portfolio's sub-investment adviser. Mellon Equity Associates provides advisory assistance and research and the day-to-day management of each portfolio's investments. As of December 31, 2003, Mellon Equity Associates managed approximately $19.4 billion of assets and served as investment adviser for six other investment companies.

Jocelin A. Reed is the primary portfolio manager for each portfolio, a position she has held since September 2003. Since October 1996, Ms. Reed has been employed by Mellon Equity Associates, each portfolio's sub-investment adviser and an affiliate of Dreyfus.


The fund, Dreyfus, Mellon Equity Associates and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each of the Dreyfus and Mellon Equity Associates code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the respective code's preclearance and disclosure procedures. The primary purpose of the respective code is to ensure that personal trading by Dreyfus or Mellon Equity Associates employees does not disadvantage any fund managed by Dreyfus or Mellon Equity Associates, as the case may be.

Management



(PAGE 17)

FINANCIAL HIGHLIGHTS

Income Portfolio

The following two tables describe the performance of each share class of the Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                           YEAR ENDED SEPTEMBER 30,


 INVESTOR SHARES                                                             2003       2002(1)     2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                       12.19       12.95      13.37       13.53       13.74

 Investment operations:  Investment income -- net                           .31(2)      .37(2)     .70(2)     .70(2)       .60(2)

                         Net realized and unrealized gain
                         (loss) on investments                                .62       (.44)      (.45)         .12         .13

 Total from investment operations                                             .93       (.07)        .25         .82         .73

 Distributions:          Dividends from investment income -- net            (.35)       (.69)      (.67)       (.60)       (.61)

                         Dividends from net realized gain
                         on investments                                        --          --         --       (.38)       (.33)

 Total distributions                                                        (.35)       (.69)      (.67)       (.98)       (.94)

 Net asset value, end of period                                             12.77       12.19      12.95       13.37       13.53

 Total Return (%)                                                            7.76       (.66)       1.96        6.35        5.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                     1.19        1.12       1.03        1.05        1.07

 Ratio of net investment income to average net assets                        2.48        2.95       5.33        5.33        4.59

 Portfolio turnover rate                                                    37.88       49.90      43.15       41.96      158.10
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     19,570      17,241     22,822      18,030      15,953


(1)   AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED
      SEPTEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY
      $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
      SHARE BY $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS FROM 3.30% TO 2.95%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(2)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.




(PAGE 18)

                                                                                           YEAR ENDED SEPTEMBER 30,


 RESTRICTED SHARES                                                          2003       2002(1)     2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                       12.24       12.99      13.41       13.55       13.78

 Investment operations:  Investment income -- net                           .37(2)      .41(2)     .73(2)     .74(2)       .65(2)

                         Net realized and unrealized gain
                         (loss) on investments                                .62       (.43)      (.45)         .13         .11

 Total from investment operations                                             .99       (.02)        .28         .87         .76

 Distributions:          Dividends from investment income -- net            (.40)       (.73)      (.70)       (.63)       (.66)

                         Dividends from net realized gain
                         on investments                                        --          --         --       (.38)       (.33)

 Total distributions                                                        (.40)       (.73)      (.70)      (1.01)       (.99)

 Net asset value, end of period                                             12.83       12.24      12.99       13.41       13.55

 Total Return (%)                                                            8.27       (.26)       2.23        6.74        5.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                      .71         .72        .74         .76         .79

 Ratio of net investment income to average net assets                        2.96        3.31       5.62        5.64        4.84

 Portfolio turnover rate                                                    37.88       49.90      43.15       41.96      158.10
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     92,924      82,003     71,929      56,461      45,221


(1)   AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED
      SEPTEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY
      $.06, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
      SHARE BY $.06 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS FROM 3.75% TO 3.31%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(2)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

Financial Highlights       19

(PAGE 19)


FINANCIAL HIGHLIGHTS

Growth and Income Portfolio

The following two tables describe the performance of each share class of the Growth and Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                      YEAR ENDED SEPTEMBER 30,


 INVESTOR SHARES                                                            2003       2002(1)     2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                       13.12       14.84      17.90       18.43       17.10

 Investment operations:  Investment income -- net                           .20(2)      .27(2)     .49(2)      .74(2)      .45(2)

                         Net realized and unrealized gain
                         (loss) on investments                               1.82      (1.60)     (2.60)         .51        1.92

 Total from investment operations                                            2.02      (1.33)     (2.11)        1.25        2.37

 Distributions:          Dividends from investment income -- net            (.29)       (.39)      (.71)       (.59)       (.59)

                         Dividends from net realized gain
                         on investments                                        --          --      (.24)      (1.19)       (.45)

 Total distributions                                                        (.29)       (.39)      (.95)      (1.78)      (1.04)

 Net asset value, end of period                                             14.85       13.12      14.84       17.90       18.43

 Total Return (%)                                                           15.60      (9.36)    (12.35)        7.16       14.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                     1.28        1.34       1.13        1.15        1.35

 Ratio of net investment income to average net assets                        1.44        1.79       2.88        4.14        3.37

 Decrease reflected in above expense ratios due to undertakings by Dreyfus     --          --         --          --         .06

 Portfolio turnover rate                                                    69.67       66.50      86.48       87.49      142.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    136,423     130,493    150,740      73,616      68,839


(1)   AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED
      SEPTEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY
      $.03, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
      SHARE BY $.03 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS FROM 2.00% TO 1.79%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(2)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

20



(PAGE 20)

                                                                                         YEAR ENDED SEPTEMBER 30,


 RESTRICTED SHARES                                                          2003       2002(1)     2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                       12.54       14.17      17.15       17.71       16.46

 Investment operations:  Investment income -- net                           .25(2)      .32(2)     .53(2)     .76(2)       .64(2)

                         Net realized and unrealized gain
                         (loss) on investments                               1.73      (1.51)     (2.51)         .48        1.69

 Total from investment operations                                            1.98      (1.19)     (1.98)        1.24        2.33

 Distributions:          Dividends from investment income -- net            (.36)       (.44)      (.76)       (.61)       (.63)

                         Dividends from net realized gain
                         on investments                                        --          --      (.24)      (1.19)       (.45)

 Total distributions                                                        (.36)       (.44)     (1.00)      (1.80)      (1.08)

 Net asset value, end of period                                             14.16       12.54      14.17       17.15       17.71

 Total Return (%)                                                           16.12      (8.90)    (12.07)        7.39       14.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                      .81         .84        .84         .86         .84

 Ratio of net investment income to average net assets                        1.91        2.28       3.40        4.43        3.65

 Decrease reflected in above expense ratios due to undertakings by Dreyfus     --          --         --          --         .01

 Portfolio turnover rate                                                    69.67       66.50      86.48       87.49      142.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    187,661     170,237    197,503     212,582     204,096


(1)   AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED
      SEPTEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY
      $.03, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
      SHARE BY $.03 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS FROM 2.49% TO 2.28%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL
      DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO
      REFLECT THIS CHANGE IN PRESENTATION.

(2)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

Financial Highlights

(PAGE 21)


FINANCIAL HIGHLIGHTS

Growth Portfolio

The following two tables describe the performance of each share class of the Growth Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                         YEAR ENDED SEPTEMBER 30,


 INVESTOR SHARES                                                            2003        2002       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                       10.04       12.46      17.84       18.52       15.93

 Investment operations:  Investment income -- net                          .02(1)      .02(1)      .25(1)      .60(1)     .39(1)

                         Net realized and unrealized gain
                         (loss) on investments                               2.12      (2.26)     (4.55)        1.00        3.25

 Total from investment operations                                            2.14      (2.24)     (4.30)        1.60        3.64

 Distributions:          Dividends from investment income -- net         (.00)(2)       (.18)      (.58)       (.43)       (.34)

                         Dividends from net realized gain
                         on investments                                        --          --      (.50)      (1.85)       (.71)

 Total distributions                                                     (.00)(2)       (.18)     (1.08)      (2.28)      (1.05)

 Net asset value, end of period                                             12.18       10.04      12.46       17.84       18.52

 Total Return (%)                                                           21.35     (18.31)    (25.36)        8.85       23.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                     1.37        1.48       1.20        1.15        1.24

 Ratio of net investment income to average net assets                         .15         .17       1.66        3.38        2.14

 Portfolio turnover rate                                                    83.90       74.13     108.86       97.16       95.42
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     22,210      17,218     19,778      22,067       9,656


(1)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


(2)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.





(PAGE 22)

                                                                                         YEAR ENDED SEPTEMBER 30,


 RESTRICTED SHARES                                                          2003        2002       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                       10.02       12.41      17.78       18.47       15.89

 Investment operations:  Investment income -- net                          .07(1)      .09(1)      .30(1)      .64(1)     .42(1)

                         Net realized and unrealized gain
                         (loss) on investments                               2.12      (2.26)     (4.54)         .99        3.27

 Total from investment operations                                            2.19      (2.17)     (4.24)        1.63        3.69

 Distributions:          Dividends from investment income -- net            (.06)       (.22)      (.63)       (.47)       (.40)

                         Dividends from net realized gain
                         on investments                                        --          --      (.50)      (1.85)       (.71)

 Total distributions                                                        (.06)       (.22)     (1.13)      (2.32)      (1.11)

 Net asset value, end of period                                             12.15       10.02      12.41       17.78       18.47

 Total Return (%)                                                           21.95     (17.88)    (25.20)        9.13       23.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                      .91         .91        .93         .89         .96

 Ratio of net investment income to average net assets                         .61         .73       1.96        3.56        2.33

 Portfolio turnover rate                                                    83.90       74.13     108.86       97.16       95.42
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     62,473      48,969     76,712      90,858      78,554


(1)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


Financial Highlights

(PAGE 23)


Your Investment

ACCOUNT POLICIES

Buying shares

EACH PORTFOLIO OFFERS TWO SHARE CLASSES -- Investor shares and Restricted shares. Investor shares are offered to any investor. Restricted shares are sold primarily to clients of certain financial institutions that have selling agreements with the fund's distributor or that provide sub-accounting or recordkeeping. YOU PAY NO SALES CHARGES to invest in this fund. Your price for portfolio shares is the portfolio's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each portfolio's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices, are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its NAV), the portfolio may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.


With respect to Dreyfus Growth and Income Portfolio and Dreyfus Growth Portfolio, foreign securities held by these portfolios may trade on days that these portfolios are not open for business, thus affecting the value of the portfolios' assets on days when the portfolios' shareholders may not be able to buy or sell the portfolios' shares.


Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $2,500             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.





(PAGE 24)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing portfolio shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those share


Limitations on selling shares by phone or online through Dreyfus.com

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more also must be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment        25



(PAGE 25)

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the portfolio's assets).

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

26

(PAGE 26)


DISTRIBUTIONS AND TAXES



THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES OF A FUND when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


Your Investment



(PAGE 27)

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              one Dreyfus fund into another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.




Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing, by phone or online through Dreyfus.com. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online through Dreyfus.com, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express((reg.tm)) voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

* for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561

*     for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call
      1-800-358-0910





(PAGE 28)

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 55299, Boston, MA 02205-8553


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105

           By Telephone


WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:


   * ABA# 021000018

   * DDA# 8900251786 Income Portfolio

   * DDA# 8900118253 Growth and Income Portfolio

   * DDA# 8900251794 Growth Portfolio


   * your account number


   * name(s) of investor(s)


   Return your application with the account number on the application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900251786 Income Portfolio

* DDA# 8900118253 Growth and Income Portfolio

* DDA# 8900251794 Growth Portfolio

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55263, Boston, MA 02205-8501

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment       29



(PAGE 29)

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)


TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

            Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.




(PAGE 30)

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900251786 Income Portfolio

* DDA# 8900118253 Growth and Income Portfolio

* DDA# 8900251794 Growth Portfolio

* your account number

* name of investor

* the contribution year


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

           Automatically

WITHOUT ANY INITIAL INVESTMENT Call us to request a Dreyfus Step Program form. Complete and return the form along with your application.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail in your request (see "To Open an Account" at left).


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS TRUST COMPANY, CUSTODIAN

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment       31



(PAGE 31)

NOTES

NOTES

For More Information

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------
SEC file number:  811-7878

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each portfolio's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected each portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation                            DRPP0204



________________________________________________________________________________

                          DREYFUS LIFETIME PORTFOLIOS, INC.
                                  INCOME PORTFOLIO
                             GROWTH AND INCOME PORTFOLIO
                                  GROWTH PORTFOLIO
                  INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES

                         STATEMENT OF ADDITIONAL INFORMATION

                                  FEBRUARY 1, 2004
________________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated February 1, 2004. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers: Call Toll Free 1-800-645-6561 In New York City -- Call 1-718-895-1206 Outside the U.S. -- Call 516-794-5452


     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                  TABLE OF CONTENTS
                                                                           PAGE
Description of the Fund and Portfolios......................................B-2
Management of the Fund.....................................................B-19
Management Arrangements....................................................B-25
How to Buy Shares..........................................................B-29
Shareholder Services Plan..................................................B-32
How to Redeem Shares.......................................................B-33
Shareholder Services.......................................................B-34
Determination of Net Asset Value...........................................B-39
Dividends, Distributions and Taxes.........................................B-40
Portfolio Transactions.....................................................B-42

Summary of the Proxy Voting Policy, Procedures and
Guidelines of The Dreyfus Family of Funds..................................B-45

Performance Information....................................................B-47
Information About the Fund and Portfolios..................................B-48
Counsel and Independent Auditors...........................................B-50
Appendix A.................................................................B-51

                       DESCRIPTION OF THE FUND AND PORTFOLIOS

     The Fund is a Maryland corporation formed on July 15, 1993. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified portfolio, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Dreyfus Service Corporation (the "Distributor") is the distributor of each Portfolio's shares.

INVESTMENT APPROACH

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     I. ASSET ALLOCATION BASELINE. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighting of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighting of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighting of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:




                            Level One                                      Level Two                             Level Three
                                                          International                                            Domestic
                          Total Assets                      Assets             Domestic Assets                     Equity
                                          Money
                                          Market                    Fixed                      Fixed
  PORTFOLIO     INT'L      DOMESTIC    INSTRUMENTS      EQUITY      INCOME      EQUITY         INCOME       LARGE CAP    SMALL CAP
  ---------     -----      --------    -----------      ------      ------      ------         ------       ---------    ---------

Income           N/A          90%          10%           N/A         N/A          25%           75%           100%          N/A

Growth and
 Income
                 10%          90%           *            50%         50%          50%           50%            80%          20%

Growth           15%          85%           *            80%         20%          80%           20%            80%          20%

_____________
*    Not held as an asset class. Money market instruments held for transactional and liquidity purposes only.



     Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions.


     II. ACTIVE ALLOCATION OVERLAY. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighting to the Portfolio Baseline for the relative weighting between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighting to the Portfolio Baseline for the relative weighting of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:



        PORTFOLIO            PORTFOLIO OVERLAY ONE      PORTFOLIO OVERLAY TWO



                          Range for Relative          Range for Relative
                          Weighting of International  Weighting of Domestic
                          and Domestic Assets         Assets Between Equity
                                                      Assets and Fixed-Income
                                                      Assets


Growth and Income         +/- 5% of Portfolio         +/- 15% of Portfolio
                          Baseline                    Baseline

Growth                    +/- 10% of Portfolio        +20%/-15% of Portfolio
                          Baseline                    Baseline

     The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

     Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by the Active Allocation Overlay because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

     Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by the Active Allocation Overlay as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

     III. IMPLEMENTING THE ACTIVE ALLOCATION OVERLAY. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

     To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

     With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

     IV. ASSET CLASS BENCHMARKS. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). A brief description of each Asset Class Benchmark listed in the table below is contained in Section VI. The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:

            ASSET CLASS                             PORTFOLIOS                             ASSET CLASS BENCHMARK

Domestic Large Cap                    Income, Growth and Income and Growth     Standard & Poor's 500(R)Index ("S&P 500
Equity                                                                         Index")
Domestic Small Cap                    Growth and Income and Growth             Russell 2000(R)Index
Equity

International Equity                  Growth and Income and Growth             Morgan Stanley Capital International Europe,
                                                                               Australasia, Far East (Free) Index ("EAFE
                                                                               Index")*

Domestic Fixed-Income                 Income, Growth and Income and Growth     Lehman Brothers Government/Corporate
                                                                               Intermediate Bond Index ("Lehman Government/
                                                                               Corporate Index")

International Fixed-Income            Growth and Income and Growth             J.P. Morgan Non-US Government Bond Index -
                                                                               Hedged ("J.P. Morgan Global Index")
______________________________
*     In U.S. dollars.



     Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

     V. ASSET CLASS INVESTMENT MANAGEMENT. When constructing portfolios for each asset class, Mellon Equity seeks to select securities, which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

     For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that complete or full replication would provide.

     If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

     For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

     Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

     Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

      VI.  DESCRIPTION OF ASSET CLASS BENCHMARKS.

COMMON STOCKS. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.

     The Russell 2000(R) Index is an unmanaged index and is composed of the smallest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 of the largest U.S. companies by market capitalization.

     The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,548 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index.

FIXED INCOME SECURITIES. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, with an average outstanding market value of more than $600 million and maturities of less than ten years and greater than one year.

     The J.P. Morgan Global Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     DEPOSITARY RECEIPTS. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     MONEY MARKET INSTRUMENTS. The short-term money market instruments in which a Portfolio may invest consist of U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper; and repurchase agreements. The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less, and generally invests up to 10% of its assets in money market instruments.

     When the Advisers determine that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest without limitation in money market instruments. A Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

     ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions, which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. Each Portfolio may invest in pay-in-kind bonds, which are bonds, which generally pay interest through the issuance of additional bonds. Each Portfolio also may purchase step-up coupon bonds, which are debt securities, which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period of maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Each Portfolio also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Portfolio securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that Portfolio's aggregate investment or uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

     ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

INVESTMENT TECHNIQUES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     FOREIGN CURRENCY TRANSACTIONS. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     LEVERAGE. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     A Portfolio may enter into reverse repurchase agreements with banks, brokers/dealers other than financial institutions. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. As a result of these transactions, the Portfolio is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collaterlized borrowings by the Portfolio. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

     DERIVATIVES. Each Portfolio may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, primarily to provide a substitute for purchasing or selling particular securities, but also to hedge certain market risks, or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.



     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance.

     If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


     Neither the Fund nor any Portfolio will be a commodity pool. In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


FUTURES TRANSACTIONS--IN GENERAL. A Portfolio may enter into futures contracts in U.S. domestic markets or, in the case of the Growth and Income Portfolio and Growth Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities, which are traded on domestic exchanges or those, which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Portfolio, which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Growth and Income Portfolio and Growth Portfolio may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Growth and Income Portfolio and Growth Portfolio may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally, interest rates or foreign currencies. To the extent such predictions are incorrect, a Portfolio may incur losses.

     FUTURE DEVELOPMENTS. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     LENDING PORTFOLIO SECURITIES. Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets (including the value of all assets received as collateral for the loan). The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Portfolio may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. A Portfolio will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

     FORWARD COMMITMENTS. A Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

     GENERAL. Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

     FOREIGN SECURITIES. (Growth and Income and Growth Portfolios only) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise. Moreover, foreign securities held by the Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus may affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


     SIMULTANEOUS INVESTMENTS. Investment decisions for each Portfolio are made independently from those of other Portfolios and investment companies or accounts advised by the Advisers. Dreyfus has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio. Each Portfolio together with other investment companies or accounts advised by the Advisers or their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Portfolio's ability to dispose of some or all of its positions should it desire to do so.


INVESTMENT RESTRICTIONS

     Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting securities. In addition, each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board members at any time. No Portfolio may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

     3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 331/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 5, however, if borrowings exceed 33-1/3% of the value of the Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess.

     The Fund and Dreyfus have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Portfolio to use cash collateral received in connection with lending the Portfolio's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

                               MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of each Portfolio, and approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

      The Dreyfus Corporation................    Investment Adviser
      Mellon Equity Associates...............    Sub-Investment Adviser
      Dreyfus Service Corporation............    Distributor
      Dreyfus Transfer, Inc..................    Transfer Agent
      Mellon Bank, N.A.......................    Custodian

     Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

BOARD MEMBERS OF THE FUND1


Name (Age)                          Principal Occupation
POSITION WITH FUND (SINCE)          DURING PAST 5 YEARS            OTHER BOARD MEMBERSHIPS AND AFFILIATIONS


Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board (1995)        Trustee                        Levcor International, Inc., an apparel fabric
                                                                      processor, DIRECTOR
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, DIRECTOR
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, DIRECTOR


Clifford L. Alexander, Jr. (70)      President of Alexander        Wyeth (formerly, American Home Products
Board Member (2003)                    &  Associates, Inc., a      Corporation), a global leader in
                                       management consulting         pharmaceuticals, consumer healthcare products
                                       firm (January 1981            and animal health products, DIRECTOR
                                        - present)                 Mutual of America Life Insurance Company,
                                    Chairman of the Board of       DIRECTOR
                                      Moody's Corporation
                                      (October 2000 - October
                                      2003)
                                    Chairman of the Board and
                                      Chief Executive Officer of
                                      The Dun and Bradstreet
                                      Corporation (October
                                      1999 - September 2000)

Lucy Wilson Benson (76)             President of Benson and
Board Member (1994)                   Associates, consultants to   The International Executive Services Corps.,
                                      business and government         DIRECTOR
                                      (1980 - present)             Citizens Network for Foreign Affairs, VICE
                                                                     CHAIRMAN
                                                                   Council on Foreign Relations, MEMBER
                                                                   Lafayette College Board of Trustees,
                                                                      VICE CHAIRMAN EMERITUS
                                                                   Atlantic Council of the U.S., DIRECTOR


David W. Burke (67)                 Corporate Director and         John F. Kennedy Library Foundation, DIRECTOR
Board Member (1994)                   Trustee                      U.S.S. Constitution Museum, DIRECTOR


Whitney I. Gerard (69)              Partner of Chadbourne &        None
Board Member (1993)                   Parke LLP


Arthur A. Hartman (77)              Chairman of First NIS          APCO Associates, Inc., SENIOR CONSULTANT
Board Member (1992)                   Regional Fund (ING/Barings
                                      Management) and New Russia
                                      Fund
                                    Advisory Council Member to
                                      Barings Vostok

George L. Perry (69)                Economist and Senior Fellow    State Farm Mutual Automobile Association, DIRECTOR
Board Member (1992)                   at Brookings Institution     State Farm Life Insurance Company, DIRECTOR


_______________
1    None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.



     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Portfolios' investments. During the fiscal year ended September 30, 2003, the audit committee met four times and the compensation committee met once. The nominating and pricing committees did not meet during the past fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Portfolio shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.


                                       CLIFFORD L.
                         JOSEPH S.     ALEXANDER,    LUCY WILSON     DAVID W.     WHITNEY I.   ARTHUR A.    GEORGE L.
                         DIMARTINO     JR.           BENSON          BURKE        GERARD       HARTMAN      PERRY

Dreyfus Lifetime         None           None          None            None        None         None         None
Portfolio, Inc.:

- Growth Portfolio       None           None          None            None        None         None         None

- Growth and Income      None           None          None            None        None         None         None
  Portfolio

- Income Portfolio       None           None          None            None        None         None         None


Aggregate Holdings of   Over            Over          Over            Over        Over         None         None
Funds in the Dreyfus    $100,000        $100,000      $100,000        $100,000    $100,000
Family of Funds for
which Responsible as a
Board Member


     As of December 31, 2003, none of the Board members or their immediate family members owned securities of Dreyfus, Mellon Equity, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, Mellon Equity or the Distributor.


     The Fund typically pays its Board members its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and sixteen other funds (comprised of 41 portfolios) in the Dreyfus Family of Funds and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003, was as follows:

                                                    Total Compensation
                                  Aggregate         From the Fund and
Name of Board                     Compensation      Fund Complex
Member                            From the Fund*    Paid to Board Member(**)

Joseph S. DiMartino               $2,589            $800,306 (191)

Clifford L. Alexander, Jr.        $1,296            $198,500  (65)

Lucy Wilson Benson                $2,071            $116,000  (39)

David W. Burke                    $2,071            $283,744  (84)

Whitney I. Gerard                 $2,071            $98,000   (37)

Arthur A. Hartman                 $2,071            $ 90,500  (37)

George L. Perry                   $2,071            $ 98,000  (37)

____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,688 for all Board members as a group.


** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board member serves.

OFFICERS OF THE COMPANY


STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000. Chairman of the Board, Chief
     Executive Officer, and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by of Dreyfus. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002. Chief Investment
     Officer, Vice Chairman and a director of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President--Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000. Executive Vice President,
     Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director--Mutual Fund Accounting of Dreyfus, and an officer of the 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000. Associate General Counsel of
     Dreyfus, and an officer of 93 investment companies (comprised of 194 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
     Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
     Counsel of Dreyfus, and an officer of 26 investment companies (comprising 58 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since May 1986.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Fund Tax
     Director of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002. Senior Accounting
     Manager Taxable Fixed Income Funds of Dreyfus and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

RICHARD CASSARO, ASSISTANT TREASURER SINCE JULY 2003. Senior Accounting
     Manager-Equity Funds of Dreyfus and an officer of 25 investment companies (comprised of 100 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT J. SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002. Senior Accounting
     Manager Equity Funds of Dreyfus and an officer of 25 investment companies (comprised if 102 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.
     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.


     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on January 5, 2004.

     The following persons are known by the Fund to own of record 5% or more of the outstanding voting securities of the indicated Portfolio as of January 5, 2004:

INCOME PORTFOLIO-INVESTOR: Boston Safe Deposit & Trust Co., Buck
Consultants, 500 Plaza Drive, Secaucus, NJ 07094-3619 - 21.4795%, Chase Manhattan Bank for ADP Express Product, Attn Lisa Glenn, 3 Metrotech Ctr, Fl 6, Brooklyn, NY 11245-0001 - 13.6743%, Fifth Third Bank TTEE, FBO Cintas 01-2-3409331, PO Box 630074, Cincinnati, OH 45263-0001 - 11.8411%, Valic
Financial Advisors, Inc., Broker Dealer Operations, 2929 Allen Parkway, Houston, TX 77019-7100 - 7.6210%, National Financial Services, 82 Devonshire Street, G10G, Boston, MA 02109-3605 - 5.9884%;Restricted: Boston Safe Deposit & Trust Co. TTEE, as Agent-Omnibus Account, Dreyfus Retirement Services, Aim #026-0027, 135 Santilli Hwy, Everett, MA 02149-1906.

GROWTH PORTFOLIO-INVESTOR: Boston Safe Depsoit & Trust Co., Buck
Consultants, 500 Plaza Drive, Secaucus, NJ 07094-3619 - 26.2601%, Valic Financial Advisors, Inc., Broker Dealer Operations, 2929 Allen Parkway, Houston, TX 77019-7100, Fifth Third Bank TTEE, FBO Cintax 01-2-3409331, PO Box 630074, Cincinnati, OH 45263-0001 - 20.0271%, Chase Manhattan Bank for ADP Express Product, Attn. Lisa Glenn, 3 Metrotech Ctr, Fl 6, Brooklyn, NY 11245-0001 - 13.5984%; Restricted: Boston Safe Deposit & Trust Co. TTEE as Agent-Omnibus Account, Dreyfus Retirement Services, Aim #026-0027, 135 Santilli Hwy, Everett, MA 02149-1906 - 77.5944%, Hartford Life Insurance Company, Separate Account DC III, Attn. Dave Ten Broeck, PO Box 2999, Hartford, CT 06104-2999.

GROWTH AND INCOME PORTFOLIO-INVESTOR: Fifth Third Bank TTEE, FBO Cintas 01-2-3409331, PO Box 630074, Cincinnati, OH 45263-0001 - 52.2882%, Chase
Manhattan Bank for ADP Express Product, Attn. Lisa Glenn, 3 Metrotech Ctr, Fl 6, Brooklyn, NY 11245-0001 - 8.8542%, Boston Safe Deporit & Trust Co., Buck Consultants, 500 Plaza Drive, Secaucus, NJ 07094-3619 - 5.9260%; Restricted:
Boston Safe Deposit & Trust Co. TTEE As Agent-Omnibus Account, Dreyfus Retirement Services, Aim #026-0027, 135 Santilli Hwy, Everett, MA 02149-1906 - 70.5017%, Buck Consultants, 500 Plaza Drive, Secaucus, NJ 07094-3619 - 9.4754%, Hartford Life Insurance Company, Separate Account DC III, Attn. Dave Ten Broeck, PO Box 2999, Hartford, CT 06104-2999 - 5.8160%.


     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                             MANAGEMENT ARRANGEMENTS

     INVESTMENT ADVISER. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Dreyfus: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald
P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard
W. Sabo, directors.


     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

     SUB-INVESTMENT ADVISER. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following entities/persons are partners, officers and/or directors of Mellon Equity: MMIP, LLC. as General Partner (1%); Mellon Bank, N.A. as Limited Partner (99%); Stephen E. Canter, Executive Committee Member; Guy Hudson, Executive Committee Member; John J. Nagorniak, Executive Committee Member; Patrick J. Sheppard, Executive Committee Member and Treasurer; Ronald P. O'Hanley, Chairman and Executive Committee Member; William P. Rydell, Executive Committee Member, President and Chief Executive Officer; Patricia K. Nichols, Executive Committee Member, Executive Vice President and Chief Operations Officer.

     PORTFOLIO MANAGEMENT. Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's primary portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by Dreyfus and Mellon Equity.


     In approving the current Management Agreement, and the Sub-Advisory Agreement, the Board considered a number of factors, including the nature and quality of the services provided by Dreyfus and Mellon Equity: the investment philosophy and investment approach as applied to the Portfolios by Dreyfus and Mellon Equity; the investment management expertise of Dreyfus and Mellon Equity in respect of the relevant Portfolio's investment strategies; the personnel, resources and experience of Dreyfus and Mellon Equity, each Portfolio performance history and the management and sub-advisory fees paid to Dreyfus and Mellon Equity, respectively, relative to those of mutual funds with similar investment objectives, cost of providing services under the Sub-Advisory Agreement; and ancillary benefits Dreyfus may receive from its relationship with the Fund.

     Mellon Bank, N.A., the Advisers' parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. The Advisers have informed the Fund that in making investment decisions they do not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

     The Advisers' Code of Ethics subjects their employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Adviser. In that regard, portfolio managers and other investment personnel of the Advisers must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. The Investor Class shares are subject to an annual shareholder service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.


     As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of 0.60% of the value of the Income Portfolio's average daily net assets and 0.75% of the value of the average daily net assets of each of the Growth Portfolio and the Growth and Income Portfolio. For the fiscal years ended September 30, 2001, 2002 and 2003, the management fees paid by each Portfolio to Dreyfus were as follows:

                   MANAGEMENT FEE PAID

      PORTFOLIO    2001         2002       2003

      Income       $  513,361   $          $  637,081
      Portfolio                 575,303

      Growth and   $2,496,705   $2,595,214 $2,317,658
      Income
      Portfolio

      Growth       $  795,289   $          $  556,631
      Portfolio                 640,162


     As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly sub-advisory fee at the following annual rate: 0.35% of each Portfolio's average daily net assets up to $600 million in Fund assets; 0.25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; 0.20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and 0.15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion. For the fiscal years ended September 30, 2001, 2002 and 2003, the sub-advisory fees paid by Dreyfus to Mellon Equity were as follows:


      PORTFOLIO                     SUB-INVESTMENT ADVISORY FEE PAID BY DREYFUS
                                   2001          2002          2003


Income Portfolio                   $   299,272   $   336,272   $   371,630

Growth and  Income Portfolio       $1,164,441    $1,211,100    $1,081,574

Growth Portfolio                   $   370,873   $   298,742   $   259,761



     Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.


     DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Portfolio's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


     The Distributor may pay financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Portfolio shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Portfolio, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.


     TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, N.A. (the "Custodian"), the Advisers' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transaction charges.

                                  HOW TO BUY SHARES

     GENERAL. Shares of each Class are sold without a sales charge. Certain Service Agents effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

     Investor Class shares are offered to any investor. Restricted Class shares are offered only to clients of Service Agents that have entered into a selling agreement with the Distributor, and omnibus accounts maintained by institutions that provide sub-accounting or recordkeeping services to their clients. Restricted Class shares also may be purchased by investors who held Restricted Class shares (formerly, Retail Class shares) in a Fund account on August 31, 1997 and who are purchasing the shares for such account. Otherwise, Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals.


     The minimum initial investment for each Class is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investment must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover
IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Account, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by Dreyfus, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Portfolio. The Fund reserves the right to offer Portfolio shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


     Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from Dreyfus in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.


     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of computing net asset value, certain futures contracts and options may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of Portfolio shares of such Class outstanding. For information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value."

     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


     DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."


     REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                              SHAREHOLDER SERVICES PLAN
                            (INVESTOR CLASS SHARES ONLY)

     The Fund has adopted a Shareholder Services Plan pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Investor Class shares a fee at an annual rate of 0.25% of the value of the average daily net assets of the Portfolio's Investor Class shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     For the fiscal year ended September 30, 2003, the amounts paid by Investor Class shares of each Portfolio pursuant to the Shareholder Services Plan were as follows:


                                                 Amount Paid Pursuant
                  PORTFOLIO                         TO THE PLAN


   Income Portfolio                                     $ 45,865
   Growth and Income Portfolio                          $329,489
   Growth Portfolio                                     $ 48,564


                                HOW TO REDEEM SHARES

     GENERAL. Each Portfolio ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R), and subsequently submit A written redemption request to the Transfer Agent, the Portfolio may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Portfolio will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Shares may not be redeemed until the Transfer Agent has received your Account Application.

     WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     STOCK CERTIFICATES; SIGNATURES. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

     REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                                SHAREHOLDER SERVICES

     FUND EXCHANGES. You may purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic or online instructions (including over the Dreyfus Express(R) voice-response system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the relevant Portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Portfolio shares are purchased by transferring funds from the bank account designated by you.

     DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Portfolio shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRA's, SEP IRAs and rollover IRAs.

     DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.


     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Portfolio to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     CORPORATE PENSION/PROFIT-SHARING AND RETIREMENT PLANS. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     VALUATION OF PORTFOLIO SECURITIES. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments may be are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York Interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for each of the Growth and Income Portfolio and Growth Portfolio does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Investor Class shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares. Because of the difference in operating expenses incurred by each Class of share of a Portfolio, the per share net asset value of each Class of shares of the Portfolio will differ.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, are not valued by a pricing service approved by the Fund's Board, or are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Fund to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Fund's Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 2003 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income tax to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Portfolio does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     In general, dividends (other than capital gain dividends) paid to U.S. corporate shareholders by the Growth Portfolio and, to a certain extent, the Growth and Income Portfolio, may be eligible for the dividends received deduction to the extent that the Portfolio's income consists of dividends paid by U.S. corporations on shares that have been held by the Portfolio for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Portfolio must have held its shares in the Portfolio for at least 46 days during the 90-day period commencing 45 days before the Portfolio shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gains) may be treated as ordinary.

     Gain or loss, if any, realized by a Portfolio from certain futures and forward contracts and options transactions ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any Section 1256 Contracts remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

     Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Portfolio may constitute "mixed straddles." The Portfolio may make one of more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.

     Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PORTFOLIO TRANSACTIONS

     GENERAL. The Advisers assume general supervision over the placement of securities buy and sell orders on behalf of the funds they manage. In choosing brokers, the Advisers evaluate the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of shares of funds managed by the Advisers. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

     The Advisers have adopted written trade allocation procedures for their equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

     The Advisers may deem it appropriate for one of their accounts to sell a security while another of their accounts is purchasing the same security. Under such circumstances, the Advisers may arrange to have the purchase and sale transaction effected directly between their accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.


     For the fiscal years ended September 30, 2001, 2002 and 2003, each Portfolio paid total brokerage commissions, none of which was paid to the Distributor, as follows:



            PORTFOLIO                      BROKERAGE COMMISSIONS PAID

                                        2001           2002          2003

Income Portfolio                      $  4,403        $  5,504      $  6,712
Growth and Income Portfolio           $262,848        $359,121      $429,274
Growth Portfolio                      $114,379        $140,846      $150,859


     The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable for the fiscal years ended September 30, 2001, 2002 and 2003, amounted to zero for each Portfolio.


     The Fund contemplates that consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates. The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair.

     IPO ALLOCATIONS. All portfolio managers seeking to participate in an initial public offering (IPO) must indicate their interest in the IPO, by account or fund and in writing, to the Mellon Equity trading operation prior to the pricing of a deal. Shares received in an offering are allocated among accounts with similar investment objectives on a pro rata basis. If a pro rata allocation among all accounts that indicated an interest in the offering would result in a position that is not meaningful to an account, Mellon Equity may allocate the shares received to less than all those accounts indicating an interest.

     SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Portfolio may execute transactions with brokerage firms that provide, along with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the Advisers in performing investment decision-making responsibilities fall within the safe harbor.

     The services and products provided under these arrangements permit the Advisers to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms.

     Some of the research products or services received by the Advisers may have both a research function and a non-research administrative function (a "mixed use"). If the Advisers determine that any research product or service has a mixed use, the Advisers will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Advisers determine will assist them in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Advisers in hard dollars. Any such allocation may create a conflict of interest for the Advisers.

     Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

     The Advisers generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of their clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Advisers to compensate the selected brokerage firm for research provided. The Advisers endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research the Advisers believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

     The Advisers may receive a benefit from the research services and products that is not passed on to a Portfolio in the form of a direct monetary benefit. Further, research services and products may be useful to the Advisers in providing investment advice to any of the Portfolios or other clients they advise. Likewise, information made available to the Advisers from brokerage firms effecting securities transactions for a Portfolio may be utilized on behalf of another Portfolio or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Portfolio or client and the indirect benefits received by that Portfolio or client.

     For each Portfolio, the aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:


PORTFOLIO                   TRANSACTION AMOUNT   COMMISSIONS AND CONCESSIONS

Growth                         $39,757,274                 $62,957
Growth and Income              $117,090,697               $185,537


     REGULAR BROKER-DEALERS. A Portfolio may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Portfolio's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Portfolio's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Portfolio's portfolio transactions or (iii) sold the largest dollar amount of the Portfolio's securities. The following is a list of each Portfolio that acquired securities of its regular brokers or dealers for the fiscal year ended September 30, 2003, the issuer of the securities and the aggregate value per issuer, as of September 30, 2003, of such securities:


     Income Portfolio - Merrill Lynch, Pierce, Fenner & Smith Inc., $277,000, Lehman Brothers Inc., $285,000, Morgan Stanley Dean Witter & Co., $718,000, Goldman, Sachs & Co., $312,000, Credit Suisse First Boston Corporation, $284,000, Greenwich Capital Markets, Inc., $22,703,000, Bear Stearns & Co. Inc., $171,000 and Citigroup Global Markets Inc. $534,000; Growth and Income Portfolio
- Goldman, Sachs & Co., $368,000, Lehman Brothers Inc., $285,000, Merrill Lynch, Fenner & Smith Inc. (Equity), $554,000, Greenwich Capital Markets, Inc., $58,592,000, Morgan Stanley Dean Witter & Co., $1,357,000, Credit Suisse First Boston Corporation, $656,000, Merrill Lynch, Pierce, Fenner & Smith Inc. (Debt), $1,338,000, Bear, Stearns & Co., Inc. (Equity), $1,414,000, Bear Stearns & Co. Inc. (Debt), $256,000, Citigroup Global Markets, Inc. (Debt), $919,000, Citigroup Global Markets, Inc. (Equity), $4,601,000, Goldman, Sachs & Co., $1,594,000; Growth Portfolio - Bear, Stearns & Co., Inc., $494,000, Greenwich Capital Markets, Inc., $16,710,000, Citigroup Global Markets, Inc, $1,616,000, Merrill Lynch Pierce, Fenner & Smith Inc., $471,000 and Goldman, Sachs & Co. $562,000.

          SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES
                         OF THE DREYFUS FAMILY OF FUNDS

     The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on the Mellon Proxy Policy Committee (the "MPPC") applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment's adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated and necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with a short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters, which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issues, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally voted against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.


                               PERFORMANCE INFORMATION

     The total return and average annual total return for each Portfolio for the indicated period ended September 30, 2003 were as follows:

                      Aggregate                Average Annual             Average Annual            Average Annual
                      Total Return Since       Total Return Since         Total Return for          Total Return for
   PORTFOLIO          MARCH 31, 1995*          MARCH 31, 1995*            ONE-YEAR PERIOD           FIVE-YEAR PERIOD

                    Investor    Restricted     Investor     Restricted    Investor     Restricted   Investor   Restricted
                    Class       Class          Class        Class         Class        Class        Class      Class
                    SHARES      SHARES         SHARES       SHARES        SHARES       SHARES       SHARES      SHARES


Income              74.64%       79.16%        6.78%         7.10%         7.76%         8.27%        4.13%        4.48%

Growth and          96.86%       98.95%        8.29%         8.43%         15.60%        16.11%       2.36%        2.72%
Income

Growth              95.05%       100.10%       8.18%         8.50%         21.35%        21.95%      (0.11%)       0.26%


_____________________________________
*  Commencement of operations.


     Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


     Comparative performance information may be used from time to time in advertising Portfolio shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings Morningstar, Inc., S&P 500 Index, EAFE Index, Lehman Government/Corporate Index, J.P. Morgan Global Index, Russell 2000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Wilshire 5000 Index and other industry publications and indices. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as any U.S. monetary or fiscal policies. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement.


     From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.

                    INFORMATION ABOUT THE FUND AND PORTFOLIOS

     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by Portfolio.

     To date, the Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.


     Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, with respect to each Portfolio, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


     The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.


(PAGE)


                                     APPENDIX A

                                  Rating Categories

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's") Fitch Ratings ("Fitch") and Thompson Financial BankWatch ("BankWatch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

Aa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards.
Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

BANKWATCH
(OBLIGATIONS OF FINANCIAL INSTITUTIONS)

LONG-TERM INVESTMENT GRADE

AAA
A rating of 'AAA' indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA
A rating of 'AA' indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A
A rating of 'A' indicates the ability to repay principal and interest is strong. Issues rated 'A' could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB
The rating of 'BBB' is the lowest investment grade category. This rating indicates an acceptable capacity to repay principal and interest. 'BBB' issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

SHORT-TERM

TBW-1
'TBW-1' is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2
'TBW-2' is the second-highest category. While the degree of safety for these issues regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated 'TBW-1.'

TBW-3
'TBW' is the lowest investment grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4
'TBW-4' is the lowest rating category. This rating is regarded as non-investment grade and therefore speculative.


                             DREYFUS LIFETIME PORTFOLIOS, INC.

                                 PART C. OTHER INFORMATION
                                 -------------------------


Item 23.    Exhibits. - List
-------     -----------------------------------------

     (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993, and Exhibit (1)(b) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

     (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 28, 2000.

     (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement of Form N-1A, filed on March 30, 1995.

     (e) Distribution Agreement, as amended is incorporated by reference to Exhibit(e) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 29, 2001.

     (f)  Forms of Shareholder Services Plan are incorporated by reference to
          Exhibit 9 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

     (g) Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 13 to the Registration Statement on form N-1A, filed on January 28, 2002.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (j)  Consent of Independent Auditors.

     (m) Service Plan is incorporated by reference to Exhibit (12) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

     (n)  Rule 18f-3 Plan, as amended is incorporated by reference to Exhibit
          (n) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 28, 2000.

     (p)  Code of Ethics.


(PAGE)


Item 23.  Exhibits. - List (continued)
-------   -----------------------------------------

          Other Exhibits
          --------------

                 (a)  Powers of Attorney.

                 (b) Certificate of Secretary is incorporated by reference to other Exhibit(b) of Post Effective Amendment No. 12 filed to the Registration Statement on form N-1A on January 29, 2001.

Item 24.  Persons Controlled by or under Common Control with Registrant.
-------   --------------------------------------------------------------

          Not Applicable


Item 25.  Indemnification
-------   ---------------


               Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 23, 1993 and March 30, 1995, respectively, and to Section 2-418 of the Maryland General Corporation Law.

               The application of these provisions is limited by Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (b) of this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed herewith and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:
          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


          Reference also is made to the Amended Distribution Agreement incorporated by reference to Exhibit(e) of Post-Effective Amendment No. 12 filed to the Registration Statement on form N-1A filed on January 29, 2001.

Item 26.  Business and Other Connections of the Investment Adviser.
-------   ----------------------------------------------------

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER


Name and Position
WITH DREYFUS                       OTHER BUSINESSES                        POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                               President
Chief Investment Officer                                                                                 9/02 - 11/02

                                   Dreyfus Service Corporation++           Senior Vice President         3/00 - Present

                                   Founders Asset Management,              Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,            Chief Investment Officer      2/02 - Present
                                   Inc. ++                                 Director                      2/02 - Present

STEPHEN E. CANTER                  Mellon Financial Corporation+           Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                      Vice Chairman                 6/01 - Present
Chief Operating Officer

                                   Standish Mellon Asset Management        Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*            Board Member                  1/02 - 7/03

                                   Dreyfus Investment                      Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                        Director                      5/95 - 2/02
                                                                           President                     5/95 - 2/02

                                   Newton Management Limited               Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+            Executive Committee           1/99 - 7/03
                                                                           Member

                                   Mellon Equity Associates, LLP+          Executive Committee           1/99 - Present
                                                                           Member

                                   Franklin Portfolio Associates,          Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*      Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                    Director                      2/99 - Present

                                   Mellon Capital Management               Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management               Member, Board of              12/97 - Present
                                   LLC****                                 Managers

                                   The Dreyfus Trust Company+++            Director                      6/95 - Present
                                                                           Chairman                      1/99 - Present
                                                                           President                     1/99 - Present
                                                                           Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,            Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++            Director                      10/01 - Present

                                   Dreyfus Service Corporation++           Executive Vice President      2/97 - Present
                                                                           Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+           Director                      1/01 - Present
Director                                                                   Senior Vice Chairman          1/99 - Present
                                                                           Chief Financial Officer       1/90 - 12/01

                                   Mellon Bank, N.A.+                      Director                      1/01 - Present
                                                                           Senior Vice Chairman          3/98 - Present
                                                                           Chief Financial Officer       1/90 - 12/01

                                   Mellon EFT Services Corporation         Director                      10/98 - 6/02
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services               Director                      1/96 - Present
                                   Corporation #1                          Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Allomon Corporation                     Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Funding Corporation+             Director                      8/87 - Present
                                                                           Chief Executive Officer       8/87 - 6/01
                                                                           President                     8/87 - 6/01

                                   Mellon Overseas Investments             Director                      4/88 - 7/02
                                   Corporation+

                                   Mellon Financial Markets, LLC+          Member                        12/99 - 3/02


                                   Mellon Ventures, Inc. +                 Director                      1/99 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +          Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties, Inc.  President and Director        2/99 - Present
                                   Medford, MA

                                   TBC Securities Co., Inc.                President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *              Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust Company*  Chairman & CEO                1/99 - Present

                                   Newton Management Limited               Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+           Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                     Vice Chairman                 9/01 - Present
                                                                           Exec. Management Group        8/01 - Present
                                                                           Exec. Vice President          4/98 - 9/01

                                   Mellon United National Bank             Director                      11/98 - Present
                                   2875 Northeast 191st Street,
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +           President                     3/99 - 12/02
                                                                           Director                      6/99 - 12/02

                                   Mellon Global Investing Corp.+          President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+           Chairman                      1/99 - Present
Director                                                                   Chief Executive Officer       1/99 - Present
                                                                           Director                      1/98 - Present

                                   Mellon Bank, N. A. +                    Chairman                      3/98 - Present
                                                                           Chief Executive Officer       3/98 - Present
                                                                           Director                      1/98 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Director and President                                                     Vice President
                                                                                                         9/02 - 11/02

                                   Dreyfus Service Corporation++           Chairman of the Board         4/02 - Present
                                                                           Chief Executive Officer       4/02 - Present
                                                                           Director                      8/00 - Present
                                                                           Executive Vice President      8/00 - 5/02

                                   Dreyfus Service Organization, Inc.      Director                      4/02 - Present

                                   Dreyfus Insurance Agency of             Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management               Member, Board of Managers     5/01 - Present
                                   LLC****

                                   Boston Safe Advisors, Inc. ++           Director                      10/01 - Present

                                   MBSC LLC++                              Manager, Board of Managers    3/03 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+           Vice Chairman                 6/01 - Present
Vice Chairman
and Director
                                   Mellon Bank, N.A. +                     Vice Chairman                 6/01 - Present
                                                                           Senior Vice President         2/97 - 6/01

                                   Mellon Growth Advisors, LLC*            Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*               President                     7/03 - Present

                                   Standish Mellon Asset Management        Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management        Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*       Director                      12/00 - Present

                                   Franklin Portfolio Associates,          Director                      4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                    Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                Director                      7/97 - Present

                                   Newton Management Limited               Executive Committee           10/98 - Present
                                   London, England                         Member
                                                                           Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.    Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                    Director                      1/98 - Present

                                   Fixed Income (MA) Trust*                Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*                Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++           Chairman                      6/97 - 10/01
                                                                           Director                      2/97 - 10/01

                                   Pareto Partners                         Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management               Director                      2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**           Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+            Executive Committee Member    1/98 - 7/03
                                                                           Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+          Executive Committee Member    1/98 - Present
                                                                           Chairman
                                                                                                         1/98 - Present

                                   Mellon Global Investing Corp.*          Director                      5/97 - Present
                                                                           Chairman                      5/97 - Present
                                                                           Chief Executive Officer       5/97 - Present

                                   Mellon - France Corporation*            Director                      3/97 - 8/01

J. DAVID OFFICER                   Dreyfus Service Corporation++           President                     3/00 - Present
Vice Chairman                                                              Director                      3/99 - Present
and Director
                                   MBSC, LLC++                             Manager, Board of Managers    4/02 - Present
                                                                           President
                                                                                                         4/02 - Present
                                   Boston Safe Advisors, Inc. ++           Director                      10/01 - Present

                                   Dreyfus Transfer, Inc. ++               Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,           Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of             Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.        Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++          Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +      Director                      4/97 - Present

                                   Mellon Bank, N.A.+                      Executive Vice President      2/94 - Present

                                   Mellon United National Bank             Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +      Director                      9/96 - 4/02
                                                                           Chairman                      6/99 - 4/02
                                                                           Chief Executive Officer       6/99 - 4/02

                                   Dreyfus Investment Services Company     Manager                       11/01 - 12/02
                                   LLC+                                    Chairman                      11/01 - 12/02
                                                                           Chief Executive Officer       11/01 - 12/02

                                   Dreyfus Investment Services             Director                      4/96 - 11/01
                                   Corporation+                            Chairman                      6/99 - 11/01
                                                                           Chief Executive Officer       6/99 - 11/01


RICHARD W. SABO                    Founders Asset Management               President                     12/98 - Present
Director                           LLC****                                 Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++         Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                      Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary
                                   The Dreyfus Trust Company+++            Director                      3/96 - Present

                                   The TruePenny Corporation++             President                     10/98 - Present
                                                                           Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Controller                                                                 Vice President and
                                                                           Treasurer                     9/02 - Present

                                   The Dreyfus Trust Company+++            Chief Financial Officer       3/99 - Present
                                                                           Treasurer                     9/98 - Present
                                                                           Director                      3/97 - Present

                                   Dreyfus Financial Services Corporation  Director                      3/02 - 4/02

                                   MBSC, LLC++                             Chief Financial Officer       4/02 - Present
                                                                           Manager, Board of Managers    4/02 - Present

                                   Boston Safe Advisors, Inc. ++           Chief Financial Officer and   10/01 - Present
                                                                           Director

                                   Dreyfus Service Corporation++           Chief Financial Officer       12/98 - Present
                                                                           Director                      8/00 - Present

                                   Dreyfus Consumer Credit                 Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                      Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                   Vice President                10/98 - 2/03
                                   c/o Mellon Corporation                  Director                      2/02 - 2/03
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++             Vice President                10/98 - Present
                                                                           Director                      2/02 - Present
                                                                           Treasurer                     5/00 - Present

                                   Dreyfus Transfer, Inc. ++               Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                         Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of             Treasurer                     3/99 - Present
                                   Massachusetts, Inc. ++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++        Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++           Vice President - Tax          10/96 - Present

                                   MBSC, LLC++                             Vice President - Tax          4/02 - Present

                                   The Dreyfus Consumer Credit             Chairman                      6/99 - Present
                                   Corporation ++                          President                     6/99 - Present

                                   Dreyfus Investment Advisors,            Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,           Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       Boston Safe Advisers, Inc.              Chief Operating Officer       3/03 - Present
Vice President

RAYMOND J. VAN COTT                Mellon Bank, N.A.+                      Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++             Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++           Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                      Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                         Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit             Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++               Vice President                2/97 - Present
Assistant Secretary                                                        Director                      2/97 - Present
                                                                           Secretary                     2/97 - Present

                                   Dreyfus Service                         Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)   CitizensSelect Funds
2)   Dreyfus A Bonds Plus, Inc.
3)   Dreyfus Appreciation Fund, Inc.
4)   Dreyfus Balanced Fund, Inc.
5)   Dreyfus BASIC Money Market Fund, Inc.
6)   Dreyfus BASIC U.S. Mortgage Securities Fund
7)   Dreyfus BASIC U.S. Government Money Market Fund
8)   Dreyfus Bond Funds, Inc.
9)   Dreyfus California Intermediate Municipal Bond Fund
10)  Dreyfus California Tax Exempt Bond Fund, Inc.
11)  Dreyfus California Tax Exempt Money Market Fund
12)  Dreyfus Cash Management
13)  Dreyfus Cash Management Plus, Inc.
14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)  Dreyfus Fixed Income Securities
17)  Dreyfus Florida Intermediate Municipal Bond Fund
18)  Dreyfus Florida Municipal Money Market Fund
19)  Dreyfus Founders Funds, Inc.
20)  The Dreyfus Fund Incorporated
21)  Dreyfus GNMA Fund, Inc.
22)  Dreyfus Government Cash Management Funds
23)  Dreyfus Growth and Income Fund, Inc.
24)  Dreyfus Growth and Value Funds, Inc.
25)  Dreyfus Growth Opportunity Fund, Inc.
26)  Dreyfus Index Funds, Inc.
27)  Dreyfus Institutional Cash Advantage Funds
28)  Dreyfus Institutional Money Market Fund
29)  Dreyfus Institutional Preferred Money Market Funds
30)  Dreyfus Insured Municipal Bond Fund, Inc.
31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
32)  Dreyfus International Funds, Inc.
33)  Dreyfus Investment Grade Funds, Inc.
34)  Dreyfus Investment Portfolios
35)  The Dreyfus/Laurel Funds, Inc.
36)  The Dreyfus/Laurel Funds Trust
37)  The Dreyfus/Laurel Tax-Free Municipal Funds
38)  Dreyfus LifeTime Portfolios, Inc.
39)  Dreyfus Liquid Assets, Inc.
40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)  Dreyfus Massachusetts Municipal Money Market Fund
42)  Dreyfus Massachusetts Tax Exempt Bond Fund
43)  Dreyfus Midcap Index Fund, Inc.
44)  Dreyfus Money Market Instruments, Inc.
45)  Dreyfus Municipal Bond Fund, Inc.
46)  Dreyfus Municipal Cash Management Plus
47)  Dreyfus Municipal Funds, Inc.
48)  Dreyfus Municipal Money Market Fund, Inc.
49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
50)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)  Dreyfus New York Municipal Cash Management
52)  Dreyfus New York Tax Exempt Bond Fund, Inc.
53)  Dreyfus New York Tax Exempt Intermediate Bond Fund
54)  Dreyfus New York Tax Exempt Money Market Fund
55)  Dreyfus U.S. Treasury Intermediate Term Fund
56)  Dreyfus U.S. Treasury Long Term Fund
57)  Dreyfus 100% U.S. Treasury Money Market Fund
58)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59)  Dreyfus Pennsylvania Municipal Money Market Fund
60)  Dreyfus Premier California Municipal Bond Fund
61)  Dreyfus Premier Equity Funds, Inc.
62)  Dreyfus Premier Fixed Income Funds
63)  Dreyfus Premier International Funds, Inc.
64)  Dreyfus Premier GNMA Fund
65)  Dreyfus Premier Municipal Bond Fund
66)  Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67)  Dreyfus Premier New Leaders Fund, Inc.
68)  Dreyfus Premier New York Municipal Bond Fund
69)  Dreyfus Premier Opportunity Funds
70)  Dreyfus Premier State Municipal Bond Fund
71)  Dreyfus Premier Stock Funds
72)  The Dreyfus Premier Third Century Fund, Inc.
73)  Dreyfus Premier Value Equity Funds
74)  Dreyfus Premier Worldwide Growth Fund, Inc.
75)  Dreyfus Short-Intermediate Government Fund
76)  Dreyfus Short-Intermediate Municipal Bond Fund
77)  The Dreyfus Socially Responsible Growth Fund, Inc.
78)  Dreyfus Stock Index Fund, Inc.
79)  Dreyfus Tax Exempt Cash Management
80)  Dreyfus Treasury Cash Management
81)  Dreyfus Treasury Prime Cash Management
82)  Dreyfus Variable Investment Fund
83)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)  General California Municipal Bond Fund, Inc.
85)  General California Municipal Money Market Fund
86)  General Government Securities Money Market Funds, Inc.
87)  General Money Market Fund, Inc.
88)  General Municipal Bond Fund, Inc.
89)  General Municipal Money Market Funds, Inc.
90)  General New York Municipal Bond Fund, Inc.
91)  General New York Municipal Money Market Fund
92)  Mellon Funds Trust



((b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.






Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Boston Financial Services, Inc.
                      One American Express Plaza
                      Providence, Rhode Island 02903

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of January, 2004.

                  DREYFUS LIFETIME PORTFOLIOS, INC.

           BY:   /s/Stephen E. Canter*
                 --------------------------------
                 Stephen E. Canter, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                            Title                        Date
--------------------------          -------------------------------    ---------

/s/Stephen E. Canter*                 President (Principal             01/28/04
--------------------------------      Executive Officer)
Stephen E. Canter


/s/James Windels*                     Treasurer (Principal Financial   01/28/04
--------------------------------      and Accounting Officer)
James Windels


/s/ Joseph S. DiMartino*               Chairman of the Board           01/28/04
---------------------------------
Joseph S. DiMartino


/s/Clifford L. Alexander, Jr.*         Director                        01/28/04
--------------------------------
Clifford L. Alexander


/s/Lucy Wilson Benson*                 Director                        01/28/04
--------------------------------
Lucy Wilson Benson


/s/David W. Burke*                     Director                        01/28/04
--------------------------------
David W. Burke


/s/Whitney I. Gerard*                  Director                        01/28/04
--------------------------------
Whitney I. Gerard


/s/Arthur A. Hartman*                  Director                        01/28/04
--------------------------------
Arthur A. Hartman


/s/George L. Perry*                    Director                        01/28/04
--------------------------------
George L. Perry


*BY:       /s/Robert R. Mullery
           --------------------------
           Robert R. Mullery,
           Attorney-in-Fact


                        DREYFUS LIFETIME PORTFOLIOS, INC.

                                INDEX OF EXHIBITS


(j)   Consent of Independent Auditors.

Other Exhibits:

(a)   Powers of Attorney

(b)   Code of Ethics